Page  7          10K  POWER  OF  ATTORNEY.doc
10K  POWER  OF  ATTORNEY.doc
03/13/00



                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  Daniel  W.  Duval
----------------------
Daniel  W.  Duval

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.

/s/  Richard  A.  Drexler
-------------------------
Richard  A.  Drexler

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  Jean-Pierre  Ergas
-----------------------
Jean-Pierre  Ergas

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  Donald  W.  Grinter
------------------------
Donald  W.  Grinter

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  James  E.  Martin
----------------------
James  E.  Martin

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  George  W.  Peck  IV
-------------------------
George  W.  Peck  IV

                                POWER OF ATTORNEY
                                -----------------


The  undersigned,  as  a  director  and/or  an  officer  of  ABC-NACO  Inc. (the
"Company"), does hereby constitute and appoint Joseph A. Seher and J. P. Singsank, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the Fiscal 1999 Stub Year ended December 31, 1999 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN  WITNESS  WHEREOF, I have hereunto set my hand this 23 day of February, 2000.



/s/  Willard  H.  Thompson
--------------------------
Willard  H.  Thompson